UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a Party Other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

GAUCHO GROUP HOLDINGS, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

GAUCHO Group HOLDINGS, Inc.

112 NE 41st Street, Suite 106

Miami, FL 33137

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF THE COMPANY’S PROXY STATEMENT

On May 8, 2023

To our Stockholders:

You are cordially invited to virtually attend the Special Meeting of Stockholders of Gaucho Group Holdings, Inc. (the “Company”, or “GGH”) on May 8, 2023, at 12:00 p.m. Eastern Time, via webcast at https://www.cstproxy.com/gauchogroupholdings/sm2023 (the “Special Meeting”). At the Special Meeting the Company will submit the following proposal to its stockholders for approval:

●	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance and exercise of shares of our common stock to be issued pursuant to that certain Securities Purchase Agreement, dated February 21, 2023 (the “Purchase Agreement”), that certain senior secured convertible promissory note dated February 21, 2023 (the “Note”), that certain common stock purchase warrant dated February 21, 2023 (the “Warrants”), and that certain Registration Rights Agreement, dated February 21, 2023 (the “Registration Rights Agreement”) by and between the Company and an institutional investor.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our common stock on March 14, 2023 (the “Record Date”) will be entitled to notice of and to vote at this Special Meeting, and any postponements or adjournments thereof.

The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either attend the Special Meeting and vote during the Special Meeting or otherwise designate a proxy to attend the Special Meeting and vote on their behalf.

We are using the “Notice and Access” method of providing proxy materials to stockholders via the internet. We are mailing all stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. Notice and Access provides a convenient way for stockholders to access the Company’s proxy materials and vote shares on the internet, and also allows us to reduce costs and conserve resources. The Notice of Internet Availability includes instructions on how to access our proxy materials and how to vote your shares. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials if you prefer.

The Company’s Proxy Statement, Amended Annual Report on Form 10-K/A, Quarterly Report on Form 10-Q, and the other Special Meeting materials are available on the internet at: https://www.cstproxy.com/gauchogroupholdings/sm2023.

The Board of Directors recommends that the stockholders vote “FOR” Proposal No. 1.

Whether or not you expect to attend the Special Meeting, please vote your shares in advance online to ensure that your vote will be represented at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

Scott L. Mathis, Chairman of the Board and
Chief Executive Officer

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GAUCHO Group HOLDINGS, Inc.

112 NE 41st Street, Suite 106

Miami Beach, FL 33137

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2023 at 12:00 p.m. Eastern Time

March __, 2023

We are furnishing this Proxy Statement to stockholders of GAUCHO GROUP HOLDINGS, INC. (“we” or “GGH” or the “Company”) in connection with the 2023 Special Meeting of Stockholders (the “Special Meeting”) and at any adjournments or postponements thereof. We will hold the Special Meeting virtually on May 8, 2023 at 12:00 p.m. Eastern Time, webcast at https://www.cstproxy.com/gauchogroupholdings/sm2023.

The Special Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement (including the Notice of Special Meeting of Stockholders) is first being made available to stockholders beginning on or about March 22, 2023. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements (“ Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2022, and Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements (“Amended Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2022. The Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2022, including financial statements (“Quarterly Report”), was filed with the SEC on November 18, 2022. Hard copies of this Proxy Statement and the Annual Report will be provided to stockholders via U.S. mail only by request, and this Proxy Statement, the Annual Report, and the Quarterly Report are available on the internet at: https://www.cstproxy.com/gauchogroupholdings/sm2023.

Voting Securities and Quorum Required.

Holders of record of our common stock at the close of business on March 14, 2023 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had _____________ shares of common stock issued and _____________ outstanding. Each share of common stock is entitled to one vote per share. Common stock represents our only class of voting securities outstanding.

Cumulative voting shall not be allowed in any of the proposals being submitted to the stockholders at the Special Meeting.

For the transaction of business at the Special Meeting a quorum must be present. A quorum consists of not less than one-third of the shares entitled to vote at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Special Meeting, the Special Meeting may be adjourned to a future time and date.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the Special Meeting via the internet. The method by which you vote by proxy will in no way limit your right to vote at the Special Meeting if you decide to attend the meeting virtually. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Special Meeting.

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No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q. Why am I receiving these materials?

A. We have sent you these proxy materials because the Board of Directors (the “Board”) of Gaucho Group Holdings, Inc. (sometimes referred to as the “Company” or “GGH”) is soliciting your proxy to vote at a special meeting of stockholders (the “Special Meeting”), including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may cast your vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if you have requested to receive printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card.

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Stockholders will not receive printed materials unless they request them. Instead, a Notice of Internet Availability is mailed that instructs stockholders as to how they may access and review all of the proxy materials on the internet. We intend to commence the mailing of the Notice of Internet Availability on or about March 22, 2023 to all stockholders of record entitled to vote at the Special Meeting.

Q. How do I attend the Special Meeting?

A. The Special Meeting will be held virtually on May 8, 2023 at 12:00 p.m. Eastern Time, webcast at https://www.cstproxy.com/gauchogroupholdings/sm2023. You will receive a link to the webcast and telephone call in instructions.

Q. Who can vote at the Special Meeting?

A. Only stockholders of record at the close of business on March 14, 2023 will be entitled to vote at the Special Meeting. On this Record Date, there were ______________ shares of common stock outstanding and entitled to vote.

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Q. What am I voting on?

A. There is one (1) matter scheduled for a vote:

●	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance and exercise of shares of our common stock to be issued pursuant to that certain Securities Purchase Agreement, dated February 21, 2023 (the “Purchase Agreement”), that certain senior secured convertible promissory note dated February 21, 2023 (the “Note”), that certain common stock purchase warrant dated February 21, 2023 (the “Warrants”), and that certain Registration Rights Agreement, dated February 21, 2023 (the “Registration Rights Agreement”) by and between the Company and an institutional investor.

Q. What if another matter is properly brought before the Special Meeting?

A. At this time, the Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q. How do I vote and what is the vote required for each proposal?

A. Section II(J) of our Amended and Restated Bylaws, as amended, provides that subject to Delaware General Corporate Law and our Amended and Restated Certificate of Incorporation, and the quorum requirement in Section II(H), whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority in voting power of the shares entitled to vote on the subject matter present at the meeting.

With respect to Proposal No. 1 (full issuance and exercise of shares pursuant to the Purchase Agreement), you may vote “For” or “Against” or “Abstain” for such proposal. Proposal No. 1 will be approved if a majority of the common stock present at the Special Meeting is voted in favor of such proposal.

Q. What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

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The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If on March 14, 2023 your shares were registered directly in your name with GGH’s transfer agent, Continental Stock Transfer & Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy by visiting https://www.cstproxy.com/gauchogroupholdings/sm2023 and following the instructions provided on the Notice of Internet Availability. Whether or not you plan to attend the Special Meeting, we urge you to fill out your proxy via the internet to cast your votes or vote via telephone.

If you have requested to receive printed copies of the proxy materials by mail, you may vote using the proxy card enclosed with the proxy materials and returning it by mail. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote even if you have already voted by proxy.

●	To vote at the meeting, attend the Special Meeting and you will be afforded an opportunity to vote via the internet.

●	To vote your proxy online, follow the instructions on the Notice of Internet Availability mailed to you.

●	If you have requested to receive your proxy materials by mail, you have the option to vote using the proxy card included in the mailing. To do so, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on March 14, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Special Meeting. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Q. How many votes do I have?

A. On each matter to be voted upon, you have one vote for each share of common stock you own as of March 14, 2023.

Q. What happens if I do not vote?

Stockholders of Record: Shares Registered in Your Name

A. If you are a stockholder of record and do not vote by proxy by accessing https://www.cstproxy.com/gauchogroupholdings/sm2023, or online at the Special Meeting, or, if you’ve received or requested to receive the proxy materials by mail, and do not complete and return your proxy card by mail, your shares will not be voted.

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Beneficial Owners: Shares Registered in the Name of Broker or Bank

A. If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares on the approval of the full issuance and exercise of shares of the Company’s common stock pursuant to the Purchase Agreement (Proposal No. 1).

Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the approval of the full issuance and exercise of shares of the Company’s common stock pursuant to the Purchase Agreement. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. What does it mean if I receive more than one set of proxy materials?

A. If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability (or each proxy card in the proxy materials if you have requested printed proxy materials) to ensure that all of your shares are voted.

Q. Can I change my vote after submitting my proxy?

All Stockholders of Record: Shares Registered in Your Name

A. Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	If you have requested your proxy materials be mailed to you, you may submit another properly completed proxy card with a later date;

2.	You may send a timely written notice that you are revoking your proxy to the Company’s legal counsel, Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111;

3.	You may change your vote using the online voting method, in which case your latest internet proxy submitted prior to the Special Meeting will be counted; or

4.	You may attend the Special Meeting and vote online. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

A. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q. When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A. We anticipate that our 2023 Annual Meeting will be held in August 2023. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the attention of the Secretary of Gaucho Group Holdings, Inc. c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111, a reasonable time before we begin to print and send our proxy materials for our 2023 annual general meeting, which deadline will be disclosed prior to such in one of our SEC filings.

If you wish to submit a proposal at the Annual Meeting that is to be included in next year’s proxy materials, you must do so in accordance with the Company’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than July 1, 2023.

Q. What are “broker non-votes”?

A. As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the Nasdaq Capital Market (“Nasdaq”) to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q. What is the quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding common shares entitled to vote are present at the Special Meeting via the internet or represented by proxy. On the Record Date, there were ____________ common shares outstanding. Thus, the holders of _________ shares of common stock must be present or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote via internet at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting or the holders of a majority of shares present at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

Q. How can I find out the results of the voting at the Special Meeting?

A. Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q. What proxy materials are available on the internet?

A. The Proxy Statement and the Annual Report are available at: https://www.cstproxy.com/gauchogroupholdings/sm2023.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K/A for the year ended December 31, 2021 and in our Form 10-Q for the period ended September 30, 2022. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of March 10, 2023, the Company had 5,490,408 shares of its common stock issued and 5,490,127 outstanding. The following table sets forth the beneficial ownership of the Company’s common as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)		Percent of Common Stock
Scott L. Mathis, 1445 16th Street, Suite 403, Miami Beach, FL 33139	Chairman, Class III Director, Chief Executive Officer, President	390,295	(2)	7.1%

Maria Echevarria, 14 Benmore Ter., Bayonne, NJ 07002	Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Compliance Officer	41,209	(3)	<1.0%

Peter J.L. Lawrence, 5 Landsdowne Crescent, London WII 2NH, England	Class II Director	18,426	(4)	<1.0%

Reuben Cannon, 280 S. Beverly Drive, #208, Beverly Hills, CA 90212	Class I Director	14,884	(5)	<1.0%

Marc Dumont, 43 rue de la Prétaire, CH-1936, Verbier, Switzerland	Class I Director	27,744	(6)	<1.0%

William Allen 23 Corporate Plaza Dr., Suite 150, Newport Beach, CA 92660	Class III Director	12,909	(7)	<1.0%

All current directors, directors elect, director nominees, executive officers and named executive officers as a group (seven persons)		505,467	(8)	12.1%

Notes to Security Ownership of Management table shown above:

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Consists of (a) 228,550 shares of our common stock owned by Mr. Mathis directly; (b) 20,986 shares owned by The WOW Group, LLC, of which Mr. Mathis is a controlling member; (c) 106,952 shares owned by Hollywood Burger Holdings, Inc.; (d) 10,213 shares owned by Mr. Mathis’s 401(k) account; and (e) the right to acquire 23,594 shares of common stock subject to the exercise of options.

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(3)	Consists of (a) 24,312 shares of our common stock owned by Ms. Echevarria directly; (b) 15,364 shares owned by Mrs. Echevarria’s 401(k) account; and (c) 1,533 shares of our common stock issuable upon the exercise of stock options.

(4)	Consists of (a) 15,847 shares of our common stock owned by Mr. Lawrence directly; (b) 60 shares owned by Mr. Lawrence and his spouse as trustees for the Peter Lawrence 1992 Settlement Trust; and (c) 2,519 shares of our common stock issuable upon the exercise of stock options.

(5)	Consists of (a) 14,452 shares owned by Reuben Cannon Productions; and (b) 432 shares issuable upon the exercise of stock options.

(6)	Consists of (a) 12,909 shares of our common stock owned by Mr. Dumont directly; (b) 11,708 shares held by Mr. & Mrs. Dumont and Patrick Dumont, JTWROS; (c) 2,500 shares held by Mr. Dumont and Catherine Dumont; and (d) 627 shares issuable upon the exercise of stock options.

(7)	Consists of (a) 12,909 shares of our common stock owned by Mr. Allen owned directly.

(8)	Consists of 476,762 shares of our common stock, and 28,705 shares of our common stock issuable upon the exercise of stock options.

Security Ownership of Certain Beneficial Owners

As of March 10, 2023, no persons or entities beneficially own more than 5% of its outstanding common stock who do not serve as an executive officer or director.

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Board Diversity Matrix for Gaucho Group Holdings, Inc. (as of March 10, 2023)

Total Number of Directors	5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors:	0	3	0	2

Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	2

Attendance at the Special Meeting

Board members are not required to attend the Special Meeting. This Special Meeting is the Company’s third time hosting a special meeting.

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PROPOSAL NO. 1

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE FULL ISSUANCE AND EXERCISE OF SHARES OF OUR COMMON STOCK TO BE ISSUED BY THE COMPANY TO A CERTAIN INVESTOR PURSUANT TO THE PURCHASE AGREEMENT, NOTES, WARRANTS, AND REGISTRATION RIGHTS AGREEMENT.

General Information about the Securities Purchase Agreement

On February 21, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company sold to the Investor (the “Initial Closing”) a series of senior secured convertible notes of the Company in the aggregate original principal amount of $5,617,978 with an original issue discount of 11% (the “Notes”), and a series of common stock purchase warrants of the Company, which warrants shall be exercisable into an aggregate of 3,377,099 shares of common stock of the Company for a term of three years (the “Warrants”).

The Investor also has an option to enter into an additional Note for $5,617,978 and Warrants to purchase 3,377,099 shares of common stock, or if certain equity condition are met, the Company may exercise that option (the “Second Closing”) on the same terms as the Initial Closing. The maximum amount of the Notes therefore, would be $11,235,956 with total Warrants to purchase 6,754,198 shares of common stock.

The Notes are convertible into shares of common stock of the Company at a conversion price of $1.34 (subject to adjustment). The Notes are due and payable on the first anniversary of the issuance date and bear interest at a rate of 7% per annum, which shall be payable either in cash monthly or by way of inclusion of the interest in the Conversion Amount on each Conversion Date (as defined in the Notes). The Investor is entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined in the Notes) at any time or times after the issuance date, but we may not effect the conversion of any portion of the Notes if it would result in the Investor beneficially owning more than 4.99% of the common stock (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder) (the “Beneficial Ownership Limitation”).

The Company and the Investor executed the Purchase Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission under the 1933 Act.

The Notes will rank senior to all outstanding and future indebtedness of the Company and its subsidiaries, and will be secured by (i) a security interest in all of the existing and future assets of the Company, as evidenced by the Security and Pledge Agreement entered into between the Company and the Investor (the “Security Agreement”); and (ii) a pledge of shares of common stock of the Company held by Scott L. Mathis, President and CEO of the Company, and other entities managed by him, as evidenced by the Stockholder Pledge Agreements entered into between the Company, Mr. Mathis and his entities, and the Investor (the “Pledge Agreement”).

In connection with the foregoing, the Company also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulation promulgated thereunder, and applicable state securities laws. The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

If, pursuant to the Initial Closing, the Notes were converted based on the current conversion price of $1.34, and if the Warrants were exercised in full, the maximum number of shares of common stock issued or issuable pursuant to the Notes and Warrants, inclusive of interest owed through February 21, 2024, would be approximately 7,863,097 shares. However, the Registration Rights Agreement requires us to register the maximum number of shares of common stock issued or issuable pursuant to the Notes, including payment of interest on the notes through February 21, 2024, without regard to any limitations on conversion, at the floor price of $0.27 (the conversion price applicable upon an event of default) assuming the Initial Closing and the Second Closing. Therefore, pursuant to the Registration Rights Agreement, we are required to register and approve for issuance up to 51,281,876 shares of our common stock under the Notes and Warrants.

Under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), in no event may we issue any shares of common stock upon conversion of the Notes or otherwise pursuant to the terms of this Notes if the issuance of such shares of common stock would exceed 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement and the Notes and Warrants (the “Exchange Cap”), unless we (i) obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) obtain a written opinion from our counsel that such approval is not required. In any event, we may not issue any shares of our common under the Purchase Agreement or Notes if such issuance or sale would breach any applicable rules or regulations of the Nasdaq.

EF Hutton, division of Benchmark Investments, Inc. (“EF Hutton”) acted as the exclusive placement agent in connection with the transactions contemplated by the Purchase Agreement, for which the Company will pay to EF Hutton a cash placement fee equal to 6.0% of the amount of capital raised, invested or committed under the Purchase Agreement and Notes.

The information set forth in this Proposal 1 is qualified in its entirety by reference to the full text of the Purchase Agreement, Notes, Warrants, Security Agreement, Pledge Agreement, and Registration Rights Agreement attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 to our Current Report on Form 8-K filed with the SEC on February 21, 2023.

Why Does the Company Need Stockholder Approval?

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Rule 5635(d) is referred to as the “NASDAQ 20% Rule.” In order to comply with the NASDAQ 20% Rule and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval for elimination of the Exchange Cap to permit the potential issuance of more than 20% of our outstanding common stock in accordance with the Purchase Agreement.

The NASDAQ 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. We will not issue or sell any shares of common stock, and the Investor will not purchase or acquire any shares of common stock pursuant to the Purchase Agreement, to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued pursuant to the Purchase Agreement and the transactions contemplated hereby would exceed 1,061,028 shares (representing 19.99% of the shares of common stock issued and outstanding immediately prior to the execution of the Purchase Agreement), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Purchase Agreement under applicable rules of the trading market (such maximum number of shares, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of common stock in excess of the Exchange Cap in accordance with the applicable rules of the trading market.

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Because the conversion of the Notes and the exercise of the Warrants are subject to the discretion of the Investor, the Company cannot guarantee the number of shares that it may issue to the Investor pursuant to the Purchase Agreement. As of February 21, 2023, there were 5,307,798 shares of our common stock outstanding. Assuming the completion of the Initial Closing and the Second Closing, up to 51,281,876 shares of our common stock will be registered for resale pursuant to a registration statement on Form S-1, which number represents 100% of the maximum number of shares of common stock issued or issuable pursuant to the Notes and Warrants, including payment of interest on the notes through February 21, 2024 determined as if the outstanding Notes (including interest on the Notes through February 21, 2024) were converted in full (without regard to any limitations on conversion contained therein solely for the purpose of such calculation) at the floor price of $0.27 . If all 51,281,876 shares of our common stock that may be convertible were issued and outstanding as of February 21, 2023, such shares would represent approximately 966.2% of the outstanding shares of common stock held as of February 21, 2023.

To meet the NASDAQ 20% rule, we need stockholder approval under the listing rules of Nasdaq to remove the Exchange Cap provisions in the Purchase Agreement to permit the potential issuance of more than 20% of our outstanding common stock in accordance with the terms of the Purchase Agreement and Notes.

Additionally, we will not issue or sell, and the Investors will not purchase or acquire, any shares of common stock pursuant to the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by each of the Investors and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would exceed the Beneficial Ownership Limitation.

What is the Effect on Current Stockholders if the Proposal is Approved?

If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the Purchase Agreement and Notes and therefore potentially issue up to 51,281,876 shares of common stock issuable under the Notes and Warrants which would exceed 20% of our issued and outstanding shares of common stock as of the date we executed the Purchase Agreement.

If the Investor were to convert the Notes at the floor price of $0.27 and exercise the Warrants at $1.34 per share purchased at the Initial Closing and the Second Closing in full without regard to the Beneficial Ownership Limitation, the Investor would hold an aggregate of 51,281,876 shares of our common stock, equal to 90.6% of our common stock on a post-transaction basis.

If stockholders approve the NASDAQ 20% Issuance proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders may be significantly diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance and the Investor could significantly influence future Company decisions.

What is the Effect on Current Stockholders if the Proposal is NOT Approved?

We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement and related transaction documents, as we have already entered into the Purchase Agreement and related transaction documents, which is are binding obligations on us. The failure of our stockholders to approve the proposal will not negate the existing terms of the documents relating to the Purchase Agreement. The Purchase Agreement will remain a binding obligation of the Company. However, if Proposal 1 is not approved by our stockholders, we may be required to repay our obligations under the Purchase Agreements and related transaction documents in cash, rather than by the conversion of the Notes and interest into our shares of common stock.

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Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to repay our obligations under the Purchase Agreement in cash rather than common stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the Purchase Agreement in cash, which may result in additional transaction expenses.

If our stockholders do not approve this proposal, we will be required to seek stockholder approval of this proposal again on or before July 31, 2023, and thereafter every 75 days until we receive stockholder approval of this proposal. As such, our failure to obtain stockholder approval of this proposal will require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.

Required Vote

In accordance with Nasdaq Rule 5635(d), approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Special Meeting. As a result, abstentions will have the same effect as votes AGAINST this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE FULL ISSUANCE AND EXERCISE OF SHARES OF COMMON STOCK ISSUED BY THE COMPANY TO A CERTAIN INVESTOR. APPROVAL OF PROPOSAL 1 ALSO GIVES THE BOARD OF DIRECTORS THE AUTHORITY TO AUTHORIZE ANY SUBSEQUENT ISSUANCE(S) OF COMMON STOCK IN EXCESS OF 19.99% OF THE ISSUED AND OUTSTANDING COMMON STOCK AS A CONSEQUENCE OF ANY CORPORATE ACTION, INCLUDING THE POSSIBLE NEGATIVE EFFECTS OF IMPLEMENTING A REVERSE STOCK SPLIT, THAT IMPACTS THE COMPANY’S OBLIGATIONS UNDER THE PRIVATE PLACEMENT.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matters that will come before the Special Meeting.

ANNUAL REPORT ON FORM 10-K/A AND ADDITIONAL INFORMATION

Annual Report

Available with this Proxy Statement on the internet (and available by mail if a stockholder has made such a request) is the Company’s 2021 Amended Annual Report to Stockholders on Form 10-K/A.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s amended annual report on Form 10-K/A for the year ended December 31, 2021, the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.gauchoholdings.com. Our Amended Annual Report on Form 10-K/A for the year ended December 31, 2021, and other reports filed under the Exchange Act, are also available in print to any stockholder at no cost upon request to: Corporate Secretary, Gaucho Group Holdings, Inc., c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111; tel: (303) 796-2626.

Proxy Materials Are Available on the Internet

The Company is using the internet as the primary means of furnishing proxy materials to certain holders of common stock. We are sending a Notice of Internet Availability of Proxy Materials to you which includes instructions on how to access the proxy materials online or how to request a printed copy of the materials.

We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce the Company’s printing and mailing costs.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ☐☐☐ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GAUCHO GROUP HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 7, 2023.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to vote virtually at the Special Meeting, you will need your 12-digit control number. To virtually attend the Special Meeting, please navigate to **https://www.cstproxy.com/gauchogroupholdings/sm2023**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▯ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▯

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

	FOR	AGAINST	ABSTAIN
1. To approve the full issuance and exercise of shares of our common stock pursuant to a series of secured convertible promissory notes and common stock purchase warrants.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

GAUCHO GROUP HOLDINGS, INC.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders

▯ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▯

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Gaucho Group Holdings, Inc.

The undersigned appoints Scott L. Mathis and Maria I. Echevarria, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Gaucho Group Holdings, Inc. held of record by the undersigned at the close of business on March 14, 2023 at the Special Meeting of Stockholders of Gaucho Group Holdings, Inc. to be held on Monday, May 8, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)